                                             UAM Funds
                                             Funds for the Informed Investor(SM)



Clipper Focus Portfolio
Semi-Annual Report                                              October 31, 2000




                                                                   [LOGO of UAM]

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         OCTOBER 31, 2000
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter ......................................................    1

Portfolio of Investments ..................................................    4

Statement of Assets and Liabilities .......................................    7

Statement of Operations ...................................................    8

Statement of Changes in Net Assets ........................................    9

Financial Highlights ......................................................   10

Notes to Financial Statements .............................................   11
--------------------------------------------------------------------------------

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

November 3, 2000

Dear Shareholder:

The greatest speculative bubble in American financial history deflated a little more last quarter. Technology stocks, which have become a financial religion, showed small signs of heresy in the face of profit disappointments. By contrast, the stocks of good but less theologically favored companies advanced. Your portfolio gained 22.58% during the quarter ended October 31, 2000, versus 0.18% for the S&P 500 the portfolio's benchmark. For the six-month period ended October 31, 2000, your portfolio gained 31.69% versus -1.03% for the S&P 500.

Do the Right Thing

Doing the right thing is harder than knowing the right thing to do. We fell that in this era of "irrational exuberance," the obviously right thing to do to preserve capital is to avoid the exuberantly valued stocks, notably many technology issues still selling at prices which are remarkable by any standard except that of the last two years.

Actually doing that is more difficult than it seems. Avoiding those stocks last year meant missing large speculative gains. The psychological pain of feeling left behind in such a euphoric market should not be underestimated. Neither should the impact of client criticism (e.g. "Why don't you spice up your portfolio with some exciting tech stocks?"). With no small amount of frustration on our part, we have remained rational and patient value investors. Our ability to remain rational and patient is aided significantly by the patience and understanding of our clients. We would like to thank you again for your support last year when we appeared totally benighted because we would not pay astounding prices for stocks we (and most other investors) simply could not understand.

eToys is a good example (obviously, not a holding in the portfolio). Last year it soared from an IPO price of $20 to $86. It has one of the more appealing business models in the business-to-consumer arena. It also has modest sales, large losses, and a share price which recently sank to $2. Can they grow the business into profitability? Is it cheap after such a dramatic decline? No one really knows. We do know the company is burning cash, a precious asset which will be gone in about a year at the current rate. We also know the stock still sells at a significant premium to its rapidly evaporating book value, so there is no asset protection. We are willing to buy out-of-favor stocks which are both understandable and clearly cheap. Currently eToys is neither (and thus does not fit into our model).

                                       1
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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"It Will Fluctuate"

That is the response Bernard Baruch gave when asked what the stock market will do. That reply, while probably unsatisfying to the listener at the time, is unusually relevant today. The modest change in the year-to-date stock market indices masks unusually large fluctuations in individual stocks. In many cases the volatility comes from momentum investors who rush from one hot stock to another. Since underlying business values rarely change as rapidly as the prices investors attach to them, this volatility creates a natural opportunity for a value investor such as ourselves to be on the other side of the trade with a momentum investor. Some recent examples include:

   . We purchased Allstate and Nike at significant discounts to their intrinsic values earlier this year, then sold them a few months later as their stocks appreciated to our estimates of fair value.

   . We bought more Freddie Mac earlier this year when investors pushed its share price down. Recently we reduced our large holdings in Fannie Mae and Freddie Mac in response to a moderate rise in their political risk combined with a generous increase in their share prices. We still believe they are good businesses worth holding, but in smaller amounts to reflect the change in their risk/reward profiles.

   . Philip Morris, the most controversial stock in your portfolio, now is a smaller position as a consequence of a 50% increase in price off its recent lows. In this as in other stocks, we adjust the size of the position to reflect the changing cheapness of the stock.

   . We added some new positions to your portfolio. Retailing stocks are out of favor, which gave us the opportunity to buy Target, Staples, and Office Depot. Tyson Foods and Fortune Brands are new positions; McDonald's is an old friend we purchased again on recent price weakness.

This surge in trading does not mean we have become converts to the ethos of day trading. Our preference is to buy and hold for an extended period, but the locus of value opportunities is more important than our preference. While our professional mission is to enrich our clients rather than our brokers, we will continue to trade more actively than usual so long as large fluctuations in stock prices pay us well to do so.

Boredom Revisited

In the realm of boredom, as in other aspects of life, it is better to give than to receive. Real estate investment trusts (REITs) are an exception. If last year's pinnacle of excitement was a small technology stock without earnings, then the depth of dull-

                                       2
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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ness was a REIT with an understandable business, great balance sheet, generous yield, and a price well below the private market value of its properties. Since we made them the major new position in your portfolio last year, REITs have demonstrated improving fundamentals and declining yields (for the high-grade reason that their stock prices are up). They are still boring, but that is the kind of boredom we can live with very well.

We hope that the extraordinary performance of the past six months has not created unrealistic expectations. The value added from our process sometimes produces uneven returns. Today's more rational market presents a challenging investment landscape.


                          Ten Largest Equity Holdings
                      (as a percentage of the Portfolio)

1. Freddie Mac (7.3%)                     6. Pitney Bowes (3.8%)
2. Philip Morris (7.0%)                   7. Fannie Mae (3.5%)
3. Manpower (4.2%)                        8. SaraLee (3.4%)
4. Equity Residential Properties (4.0%)   9. McDonald's (3.4%)
5. Litton Industries (4.0%)              10. Electronic Data Systems (3.3%)

Pacific Financial Research, Inc.

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.

                      Definition of the Comparative Index
                      -----------------------------------

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

                                       3
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UAM FUNDS                                           CLIPPER FOCUS PORTFOLIO
                                                    OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 88.7%
                                                     Shares           Value
                                                  ------------    ------------

AEROSPACE & DEFENSE -- 6.4%
 Litton Industries* ............................       114,200    $  5,931,262
 Lockheed Martin ...............................        87,000       3,118,950
                                                                  ------------
                                                                     9,050,212
                                                                  ------------
BANKS -- 1.6%
 Golden West Financial .........................        42,100       2,360,231
                                                                  ------------
CHEMICALS -- 2.2%
 Airgas* .......................................       176,800       1,193,400
 Great Lakes Chemical ..........................        56,800       1,895,700
                                                                  ------------
                                                                     3,089,100
                                                                  ------------
COMPUTERS & SERVICES -- 4.0%
 Pitney Bowes ..................................       191,800       5,694,062
                                                                  ------------
CONTAINERS & PACKAGING -- 2.8%
 Newell Rubbermaid .............................       212,200       4,071,587
                                                                  ------------
FINANCIAL SERVICES -- 13.9%
 Block H&R .....................................       105,500       3,765,031
 Fannie Mae ....................................        67,100       5,166,700
 Freddie Mac ...................................       182,000      10,920,000
                                                                  ------------
                                                                    19,851,731
                                                                  ------------
FOOD, BEVERAGE & TOBACCO -- 15.1%
 Philip Morris .................................       284,700      10,427,138
 Sara Lee ......................................       238,500       5,142,656
 Tyson Foods ...................................       266,700       2,983,706
 UST ...........................................       118,200       2,984,550
                                                                  ------------
                                                                    21,538,050
                                                                  ------------
HEALTH CARE -- 1.0%
 Tenet Healthcare* .............................        34,700       1,364,144
                                                                  ------------
HOUSEHOLD PRODUCTS -- 2.9%
 Fortune Brands ................................       141,700       4,171,294
                                                                  ------------

The accompanying notes are an integral part of the financial statements.

                                       4
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UAM FUNDS                                           CLIPER FOCUS PORTFOLIO
                                                    OCTOBER 31, 2000 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- continued

                                                      Shares         Value
                                                    ----------    ------------

INSURANCE -- 1.8%
 Old Republic International ......................      96,800    $  2,516,800
                                                                  ------------
METALS & MINING -- 1.6%
 De Beers Consolidated Mines ADR .................      83,200       2,314,000
                                                                  ------------
MISCELLANEOUS BUSINESS SERVICES -- 7.9%
 Electronic Data Systems .........................     105,500       4,951,906
 Manpower ........................................     180,300       6,276,694
                                                                  ------------
                                                                    11,228,600
                                                                  ------------
PRINTING COMMERCIAL -- 2.3%
 R.R. Donnelley & Sons ...........................     153,400       3,298,100
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS -- 14.3%
 Apartment Investment & Management ...............      57,600       2,631,600
 Archstone Community .............................     193,400       4,556,988
 Equity Office Properties Trust ..................      73,700       2,220,212
 Equity Residential Properties ...................     126,200       5,939,288
 General Growth Properties .......................       7,000         206,500
 Mack-Cali Realty ................................     127,900       3,469,288
 Security Capital Group, Cl B* ...................      67,800       1,292,438
                                                                  ------------
                                                                    20,316,314
                                                                  ------------
RETAIL -- 9.6%
 McDonald's ......................................     165,800       5,139,800
 Office Depot* ...................................     342,900       2,850,356
 Staples* ........................................     209,100       2,979,675
 Target ..........................................      99,100       2,737,638
                                                                  ------------
                                                                    13,707,469
                                                                  ------------
TOOLS -- 1.3%
 Stanley Works ...................................      68,000       1,810,500
                                                                  ------------
 TOTAL COMMON STOCKS
 (Cost $111,606,552) .............................                 126,382,194
                                                                  ------------

The accompanying notes are an integral part of the financial statements.

                                       5
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UAM FUNDS                                            CLIPPER FOCUS PORTFOLIO
                                                    OCTOBER 31, 2000 (unaudited)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 16.6%


                                                                       Face
                                                                      Amount         Value
                                                                    -----------   ------------
REPURCHASE AGREEMENT -- 16.6%

 Chase Securities, Inc. 6.35%, dated 10/31/00,
     due 11/01/00, to be repurchased at $23,596,161,
     collateralized by $17,670,975 of various U.S. Treasury
     Obligations valued at $23,592,462 (Cost $23,592,000) .........  $23,592,000   $ 23,592,000
                                                                                   ------------
 TOTAL INVESTMENTS -- 105.3%
   (Cost $135,198,552) (a) ........................................                 149,974,194
                                                                                   ------------
 OTHER ASSETS AND LIABILITIES, NET -- (5.3%) ......................                  (7,571,164)
                                                                                   ------------
 TOTAL NET ASSETS -- 100.0% .......................................                $142,403,030
                                                                                   ============


*Non-Income Producing Security
ADR  American Depositary Receipt
Cl   Class
(a) The cost for Federal Income tax purposes was $135,198,552. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $14,775,642. This consisted of aggregate gross unrealized appreciation for all securities of $16,333,452 and aggregate gross unrealized depreciation for all securities of $1,557,810.

The accompanying notes are an integral part of the financial statements.

                                       6
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UAM FUNDS                                           CLIPPER FOCUS PORTFOLIO
                                                    OCTOBER 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES

Assets
Investments, at Cost ........................................     $111,606,552
                                                                  ============
Investments, at Value -- Note A .............................     $126,382,194
Repurchase Agreements, at Value -- Note A
 (Cost $23,592,000) .........................................       23,592,000
Cash ........................................................              911
Receivable for Portfolio Shares Sold ........................       13,963,797
Dividends and Interest Receivable ...........................           58,070
Other Assets ................................................           41,030
                                                                  ------------
   Total Assets .............................................      164,038,002
                                                                  ------------

Liabilities
Payable to Investment Purchased .............................       21,464,456
Payable for Advisory Fees -- Note B .........................           93,897
Payable for Portfolio Shares Redeemed .......................           30,982
Payable for Administrative Fees -- Note C ...................           14,973
Payable for Custodian Fees -- Note D ........................            7,714
Other Liabilities ...........................................           22,950
                                                                  ------------
   Total Liabilities ........................................       21,634,972
                                                                  ------------
Net Assets ..................................................     $142,403,030
                                                                  ============

Net Assets Consist of:
Paid in Capital .............................................     $123,917,217
Undistributed Net Investment Income .........................           79,168
Accumulated Net Realized Gain ...............................        3,631,003
Unrealized Appreciation .....................................       14,775,642
                                                                  ------------
Net Assets ..................................................     $142,403,030
                                                                  ============

Institutional Class Shares
Shares Issued and Outstanding (Unlimited
 authorization, no par value) ...............................       10,043,395
Net Asset Value, Offering and Redemption
 Price Per Share ............................................           $14.18
                                                                        ======

The accompanying notes are an integral part of the financial statements.


                                       7
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UAM FUNDS                           CLIPPER FOCUS PORTFOLIO
                                    SIX MONTHS ENDED OCTOBER 31, 2000(Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ..................................................      $  1,405,248
Interest ...................................................           103,526
                                                                 -------------
 Total Income ..............................................         1,508,774
                                                                 -------------
Expenses
Investment Advisory Fees -- Note B .........................           474,019
Administrative Fees -- Note C ..............................            84,008
Shareholder Servicing Fees -- Note G .......................            52,177
Filing and  Registration Fees ..............................            27,031
Printing Fees ..............................................            13,290
Custodian Fees -- Note D ...................................             8,641
Audit Fees .................................................             7,491
Legal Fees .................................................             5,329
Trustees' Fees -- Note F ...................................             1,719
Other Expenses .............................................             7,780
Investment Advisory Fees Waived--Note B ....................           (19,110)
                                                                 -------------
 Net Expenses Before Expense Offset ........................           662,375

Expense Offset -- Note A ...................................              (460)
                                                                 -------------
 Net Expenses After Expense Offset .........................           661,915
                                                                 -------------
Net Investment Income ......................................           846,859
                                                                 -------------
Net Realized Gain on Investments ...........................         3,827,872
Net Change in Unrealized Appreciation
 (Depreciation) of Investments .............................        22,605,914
                                                                 -------------
Net Gain on Investments ....................................        26,433,786
                                                                 -------------
Net Increase in Net Assets
 Resulting from Operations .................................      $ 27,280,645
                                                                 =============


The accompanying notes are an integral part of the financial statements.


                                       8
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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STATEMENT OF CHANGES IN NET ASSETS


                                                             Six Months
                                                                Ended               Year
                                                             October 31,            Ended
                                                                2000              April 30,
                                                             (Unaudited)            2000
                                                            --------------      ------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income ...................................   $    846,859      $  1,248,984
 Net Realized Gain (Loss) ................................      3,827,872          (195,668)
 Net Change in Unrealized Appreciation (Depreciation) ....     22,605,914        (9,829,569)
                                                           --------------      ------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations ..............................     27,280,645        (8,776,253)
                                                           --------------      ------------
Distributions:
 Net Investment Income ...................................       (894,198)       (1,200,879)
 Net Realized Gain .......................................             --        (1,069,221)
                                                           --------------      ------------
 Total Distributions .....................................       (894,198)       (2,270,100)
                                                           --------------     -------------
Share Transactions: (1)
 Issued ..................................................     70,743,588        82,007,266
 In Lieu of Cash Distributions ...........................        880,635         2,247,719
 Redeemed ................................................    (39,833,685)      (53,117,847)
                                                           --------------      ------------
 Net Increase from Capital Share Transactions ............     31,790,538        31,137,138
                                                           --------------      ------------
  Total Increase .........................................     58,176,985        20,090,785
Net Assets:
 Beginning of Period .....................................     84,226,045        64,135,260
                                                           --------------      ------------
 End of Period (Including undistributed net
  investment income of $79,168 and
  $126,507, respectively) ................................   $142,403,030      $ 84,226,045
                                                           ==============      ============
(1) Shares Issued and Redeemed:
   Shares Issued .........................................      5,548,518         7,141,034
   In Lieu of Cash Distributions .........................         71,204           203,560
   Shares Redeemed .......................................     (3,324,032)       (4,857,116)
                                                           --------------      ------------
   Net Increase in Shares Outstanding ....................      2,295,690         2,487,478
                                                           ==============      ============


The accompanying notes are an integral part of the financial statements.

                                       9
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                                  Six Months
                                                                     Ended             Year           Sept 10,
                                                                 October 31,           Ended          1998* to
                                                                     2000            April 30,        April 30,
                                                                 (Unaudited)           2000             1999
                                                                -------------      ------------    -------------
Net Asset Value, Beginning of Period .......................       $  10.87           $ 12.19         $ 10.00
                                                                   --------           -------         -------
Income from Investment Operations
 Net Investment Income .....................................           0.11              0.16            0.05
 Net Realized and Unrealized Gain (Loss) ...................           3.32             (1.18)           2.18
                                                                   --------           -------         -------
 Total from Investment Operations ..........................           3.43             (1.02)           2.23
                                                                   --------           -------         -------
Distributions:
 Net Investment Income .....................................          (0.12)            (0.16)          (0.04)
 Net Realized Gain .........................................             --             (0.14)             --@
                                                                   --------           -------         -------
 Total Distributions .......................................          (0.12)            (0.30)          (0.04)
                                                                   --------           -------         -------
Net Asset Value, End of Period .............................       $  14.18           $ 10.87         $ 12.19
                                                                   --------           -------         -------
Total Return+ ..............................................          31.69%            (8.39)%         22.33%***
                                                                   ========           =======         =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ......................       $142,403           $84,226         $64,135
Ratio of Expenses to Average Net Assets ....................           1.40%**           1.40%           1.40%**
Ratio of Net Investment Income to
 Average Net Assets ........................................           1.79%**           1.47%           1.05%**
Portfolio Turnover Rate ....................................             54%               54%             22%


   *  Commencement of operations
  **  Annualized
 ***  Not annualized
   @  Amount is less than $0.01 per share.
   + Total return would have been lower had certain fees not been waived by the Adviser.

The accompanying notes are an integral part of the financial statements.

                                       10
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Clipper Focus Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified open-end management investment company. At October 31, 2000, the UAM Funds were comprised of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term growth of capital by investing in a concentrated portfolio of the stocks that, in the opinion of the Adviser, are significantly undervalued.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

  2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the

                                       11
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

  collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

                                       12
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Pacific Financial Research, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets. Old Mutual, Plc. gained control of United Asset Management on September 26, 2000.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

  Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

  For the six months ended October 31, 2000, the Administrator was paid $84,008, of which $31,864 was paid to SEI for their services, $10,858 to DST for their services, and $11,073 to UAMSSC for their services.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

                                       13
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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

  F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

  G. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record-keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

  H. Purchases and Sales: For the six months ended October 31, 2000, the Portfolio made purchases of $67,279,432 and sales of $50,893,662 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 2000, the Portfolio had no borrowings under the agreement.

  J. Other: At October 31, 2000, 61% of total shares outstanding were held by 1 record shareholder.

                                     NOTES

                                     NOTES

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                       William H. Park
Trustee, President and Chairman         Vice President

John T. Bennett, Jr.                    Gary L. French
Trustee                                 Treasurer

Nancy J. Dunn                           Robert J. Della Croce
Trustee                                 Assistant Treasurer

Philip D. English                       Linda T. Gibson, Esq.
Trustee                                 Secretary

William A. Humenuk                      Martin J. Wolin, Esq.
Trustee                                 Assistant Secretary

James P. Pappas                         Theresa DelVecchio
Vice President                          Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Pacific Financial Research, Inc.
9601 Wilshire Boulevard, Suite 800
Beverly Hills, CA 90210

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                   -------------------------------------------
                                    This report has been prepared for
                                    shareholders and may be distributed to
                                    others only if preceded or accompanied by
                                    a current prospectus.
                                   -------------------------------------------

                              [LOGO OF UAM FUNDS]

Supplement dated October 27, 2000, to the Annual Report of the Financials for the Clipper Focus Portfolio.

    The Annual Report is hereby supplemented to reflect the following:

    On November 27, 2000, there was a Special Meeting of Shareholders of the Fund, at which the shareholders of the Portfolio voted on the listed proposals. The following were the results of the vote:

                                                       For:    Against: Abstain:
                                                    ---------- -------- --------
1.To elect the Trustees/Directors.
  01) John T. Bennett, Jr.......................... 19,010,168     --   451,579
  02) Nancy J. Dunn................................ 19,032,354     --   429,393
  03) William A. Humenuk........................... 19,032,469     --   429,278
  04) Philip D. English............................ 19,032,469     --   429,278
  05) James F. Orr, III............................ 19,030,371     --   431,371

2.To approve the proposed change of the investment objective of the Fund from fundamental to non-fundamental.

                                                           N/A     --       --

3.To approve the proposed changes to the Fund's fundamental investment restrictions.

  a) Diversification of Investments:...............  3,464,098  13,650   87,176
  b) Borrowing:....................................  3,217,700 260,048   87,176
  c) Issuing of Senior Securities:.................  3,217,414 260,334   87,176
  d) Underwriting:.................................  3,463,636  14,112   87,176
  e) Industry Concentration:.......................  3,464,098  13,650   87,176
  f) Investment in Real Estate:....................  3,463,923  13,825   87,176
  g) Commodities:..................................  3,462,710  15,038   87,176
  h) Lending:......................................  3,458,811  18,937   87,176
  i) Illiquid Securities:..........................  3,459,273  18,475   87,176
  j) Control or Management:........................  3,461,714  16,034   87,176
  k) Unseasoned Issuers:...........................  3,463,496  14,252   87,176
  l) Borrowing exceeding 5%:.......................  3,458,671  19,077   87,176
  m) Pledging:.....................................  3,460,453  17,295   87,176
  n) Margin Purchases and Short Sales:.............  3,460,453  16,374   87,176